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                                                           Exhibit A



                                                  INTERNATIONAL IMAGING, INC.
                                                      STOCKHOLDERS' EQUITY
                                                    June 30, 1997 Pro Forma

                                                                                     Foreign
                                                                    Additional       Currency
                                              Common Stock            Paid-In       Translation     Accumulated
                                         Shares         Amount        Capital        Adjustment       Deficit         Total
                                         ------         ------      ----------      -----------     -----------       -----
Balance 6/30/97 - Chiralt Corporation    48,917,500    $20,000      $     5,670                     $(2,295,476)   $(2,269,806)

Recapitalization                        (37,287,092)   $(6,043)     $(2,751,795)                    $ 2,757,838    $       -
                                        ---------------------------------------------------------------------------------------
                                         11,630,408    $13,957      $(2,746,125)   $         -     $   462,362     $(2,269,806)

Acquire Rose Color and SPS Alfachem       3,000,000    $ 3,600      $ 6,453,500    $   (46,635)                    $ 6,410,465

Acquire International Imaging, Inc.       1,446,684    $ 1,736      $ 2,731,608                     $(2,757,838)   $   (24,494)

                                        =======================================================================================
Combined Stockholders' Equity            16,077,092    $ 19,293      $ 6,438,983   $   (46,635)    $(2,295,476)    $ 4,116,165
                                        =======================================================================================

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